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             BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
                SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
                   SERIES 1997-2, INVESTOR NUMBER 19972002

MONTHLY SERVICING SUMMARY                                                                    PERIOD ENDING:            01/31/98
-------------------------------------------------------------------------------------------------------------------------------
                                                                              Pass Through
                                                                                  Rate          Balance              Pool Factor
                                                                             --------------  ------------------------------------
                                                       BOP Scheduled Pool                     $495,760,060.32         99.1520333%
Determination Date:                02/05/98            EOP Scheduled Pool                      493,426,699.19         98.6853610%
Remittance Date:                   02/10/98         Class A-1 Certificate          5.8250%      22,926,806.19         77.7179871%
                                                    Class A-2 Certificate          6.1300%      49,000,000.00        100.0000000%
                                                    Class A-3 Certificate          6.2300%      45,000,000.00        100.0000000%
                                                    Class A-4 Certificate          6.3100%      50,000,000.00        100.0000000%
                                                    Class A-5 Certificate          6.3900%      33,000,000.00        100.0000000%
Prior Period WAC                     10.53%         Class A-6 Certificate          6.4700%      32,000,000.00        100.0000000%
Current Period WAC                   10.53%         Class A-7 Certificate          6.6900%      51,000,000.00        100.0000000%
                                                    Class A-8 Certificate          6.7900%      52,000,000.00        100.0000000%
Senior Percentage                   100.00%         Class A-9 Certificate          7.0900%      68,500,000.00        100.0000000%
Class M Percentage                    0.00%        Class A-IO Certificate          0.1500%
Class B Percentage                    0.00%           Class M Certificate          6.9000%      41,250,000.00        100.0000000%
                                                    Class B-1 Certificate          7.0700%      32,500,000.00        100.0000000%
                                                    Class B-2 Certificate          8.4000%      16,249,893.00        100.0000000%
I.    RECAP OF POOL:                        Loan
                                            Count       CLASS A-1             CLASS A-2          CLASS A-3           CLASS A-4
                                           -------  ---------------------  ---------------  -----------------  ------------------
      Beginning Certificate Balance         15,932         $25,260,167.32   $49,000,000.00     $45,000,000.00      $50,000,000.00
      Scheduled Principal Return                              (661,058.56)            0.00               0.00                0.00
      Partial Principal Prepayments                            (97,461.12)            0.00               0.00                0.00
      Principal Prepayments In Full           (53)          (1,345,051.76)            0.00               0.00                0.00
      Contract Liquidations                   (11)            (229,789.69)            0.00               0.00                0.00
      Contract Repurchases                       0                   0.00             0.00               0.00                0.00
      Previously Undistributed Shortfalls                            0.00             0.00               0.00                0.00
                                           -------  ---------------------  ---------------  -----------------  ------------------
      Remaining Certificate Balance         15,868         $22,926,806.19   $49,000,000.00     $45,000,000.00      $50,000,000.00
                                           -------  ---------------------  ---------------  -----------------  ------------------
                                           -------  ---------------------  ---------------  -----------------  ------------------

                                                        CLASS A-5             CLASS A-6          CLASS A-7           CLASS A-8
                                                    ---------------------  ---------------  -----------------  ------------------
      Beginning Certificate Balance                        $33,000,000.00   $32,000,000.00     $51,000,000.00      $52,000,000.00
      Scheduled Principal Reduction                                  0.00             0.00               0.00                0.00
      Partial Principal Prepayments                                  0.00             0.00               0.00                0.00
      Principal Prepayments In Full                                  0.00             0.00               0.00                0.00
      Contract Liquidations                                          0.00             0.00               0.00                0.00
      Contract Repurchases                                           0.00             0.00               0.00                0.00
      Previously Undistributed Shortfalls                            0.00             0.00               0.00                0.00
                                                    ---------------------  ---------------  -----------------  ------------------
      Remaining Certificate Balance                        $33,000,000.00   $32,000,000.00     $51,000,000.00      $52,000,000.00
                                                    ---------------------  ---------------  -----------------  ------------------
                                                    ---------------------  ---------------  -----------------  ------------------

                                                        CLASS A-9             CLASS M            CLASS B-1           CLASS B-2
                                                    ---------------------  ---------------  -----------------  ------------------
      Beginning Certificate Balance                        $68,500,000.00   $41,250,000.00     $32,500,000.00      $16,249,893.00
      Scheduled Principal Reduction                                  0.00             0.00               0.00                0.00
      Partial Principal Prepayments                                  0.00             0.00               0.00                0.00
      Principal Prepayments In Full                                  0.00             0.00               0.00                0.00
      Contract Liquidations                                          0.00             0.00               0.00                0.00
      Contract Repurchases                                           0.00             0.00               0.00                0.00
      Previously Undistributed Shortfalls                            0.00             0.00               0.00                0.00
                                                    ---------------------  ---------------  -----------------  ------------------
      Remaining Certificate Balance                        $68,500,000.00   $41,250,000.00     $32,500,000.00      $16,249,893.00
                                                    ---------------------  ---------------  -----------------  ------------------
                                                    ---------------------  ---------------  -----------------  ------------------

II.   DISTRIBUTIONS:
                                                        CLASS A-1             CLASS A-2          CLASS A-3           CLASS A-4
                                                    ---------------------  ---------------  -----------------  ------------------
      Principal Distribution Amount                         $2,333,361.13            $0.00              $0.00               $0.00
      Interest Distribution Amount                             118,529.83       250,308.33         233,625.00          262,916.67
      Unpaid Interest Shortfall                                      0.00             0.00               0.00                0.00
                                                    ---------------------  ---------------  -----------------  ------------------
      Total Distribution                                    $2,451,890.96      $250,308.33        $233,625.00         $262,916.67
                                                    ---------------------  ---------------  -----------------  ------------------
                                                    ---------------------  ---------------  -----------------  ------------------
                                                        CLASS A-5             CLASS A-6          CLASS A-7           CLASS A-8
                                                    ---------------------  ---------------  -----------------  ------------------
      Principal Distribution Amount                                 $0.00            $0.00              $0.00               $0.00
      Interest Distribution Amount                             175,725.00       172,533.33         284,325.00          294,233.33
      Unpaid Interest Shortfall                                      0.00             0.00               0.00                0.00
                                                    ---------------------  ---------------  -----------------  ------------------
      Total Distribution                                      $175,725.00      $172,533.33        $284,325.00         $294,233.33
                                                    ---------------------  ---------------  -----------------  ------------------
                                                    ---------------------  ---------------  -----------------  ------------------
                                                        CLASS A-9             CLASS A-IO         CLASS M
                                                    ---------------------  ---------------  -----------------
      Principal Distribution Amount                                 $0.00                               $0.00
      Interest Distribution Amount                             404,720.83        61,970.01         237,187.50
      Unpaid Interest Shortfall                                      0.00                                0.00
                                                    ---------------------  ---------------  -----------------
      Total Distribution                                      $404,720.83       $61,970.01        $237,187.50
                                                    ---------------------  ---------------  -----------------
                                                    ---------------------  ---------------  -----------------
                                                        CLASS B-1             CLASS B-2
                                                    ---------------------  ---------------
      Principal Distribution Amount                                 $0.00            $0.00
      Interest Distribution Amount                             191,479.17       113,749.25
      Unpaid Interest Shortfall                                      0.00             0.00
                                                    ---------------------  ---------------
      Total Distribution                                      $191,479.17      $113,749.25
                                                    ---------------------  ---------------
                                                    ---------------------  ---------------
III.  SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):
                                                            Total P&I ...                       $5,011,353.09
                                                       Gross Interest ...                       (4,350,294.53)
                                                                                        ---------------------
                                                  Scheduled Principal ...                          661,058.56
                                                                                        ---------------------
                                                                                        ---------------------
IV.   SERVICING FEE:
                                                                                                  $413,133.38
V.    DELINQUENCY INFORMATION:
                                                       Days Delinquent          Number        Actual Balance
                                                    ---------------------  ---------------  -----------------
                                                           31 - 59                     194      $5,621,181.92
                                                           60 - 89                      70       2,086,352.57
                                                          90 or more                    31       1,020,781.72
                                                    ---------------------  ---------------  -----------------
                                                       Total Delinquent                295      $8,728,316.21
                                                                           ---------------  -----------------
                                                                           ---------------  -----------------
VI.   REPOSSESSION INFORMATION:
                                                                                NUMBER        ACTUAL BALANCE
                                                                           ---------------  -----------------
                                                    BOP Repossessions                   17        $540,462.56
                                                    Plus Repossessions this             32         954,276.04
                                                    Month
                                                    Less Liquidations                  (11)      ($232,423.62)
                                                                           ---------------  -----------------
                                                    EOP Repossessions                   38      $1,262,314.98
                                                                           ---------------  -----------------
                                                                           ---------------  -----------------
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
VII.  REPURCHASES:
                                                                                       NUMBER        ACTUAL BALANCE
                                                                                  ---------------  -----------------
                                                    Contracts Repurchased                       0              $0.00
                                                    or Replaced
                                                    Eligible Substitute Contracts               0              $0.00
                                                    Difference Paid by Servicer                 0              $0.00
                                                                                  ---------------  -----------------
                                                    Total Repurchases                           0              $0.00
                                                                                  ---------------  -----------------
                                                                                  ---------------  -----------------
VIII. RESERVE ACCOUNT ACTIVITY
                                                    Reserve Fund Beginning Balance                             $0.00
                                                    Reserve Fund Draw Amount                                   $0.00
                                                    Reserve Fund Deposit                                       $0.00
                                                    Amount
IX.   MONTHLY ADVANCE
                                                    Monthly Advance Amount                                     $0.00
                                                    Outstanding Amount                                         $0.00
                                                    Advanced
X.    DELINQUENCY RATIOS
                                                    Average 30-Day Delinquency Ratio                           1.11%
                                                    Average 60-Day Delinquency Ratio                           0.37%
                                                    Cumulative Realized Loss Ratio                             0.04%
                                                    Current Realized Loss Ratio                                0.02%
XI.   RESIDUAL INTEREST DISTRIBUTION AMOUNT
                                                                                                         $926,910.62
                                                                                                   -----------------
                                                                                                   -----------------
XII.  LIQUIDATION LOSSES:
                                                    Previous Period Aggregate Net Liquidation             $63,890.62
                                                    Losses:
                                                    Current Period Aggregate Net Liquidation Losses:     $199,824.97
                                                    Current Period Liquidation Losses:                   $135,934.35
XIII. MISC.
                                                    Class M Principal Distribution Test Met?                      NO
                                                    Class B-1 Principal Distribution Test Met?                    NO
                                                    Clause X Amount                                    16,249,893.00
                                                    Clause Y Amount                                     9,999,998.00
                                                    Clause X Amount equal to or less than Clause Y                NO
                                                    Amount?
XIV.  CERTIFICATE ACCOUNT INTEREST:
                                                                                                          $25,095.34
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